                                                                    EXHIBIT 23.3


                                    CONSENT


     In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of Better Image, Inc.


                                        /s/ John C. Schantz
                                        --------------------------------------
                                        John C. Schantz, M.D., F.A.C.S.

May 6, 1999